Exhibit 10.12

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) WITHIN THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO CLAUSE (C)(2) OR (D) ABOVE, A LEGAL OPINION SATISFACTORY TO THE COMPANY MUST FIRST BE PROVIDED.

THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SUBSCRIPTION AGREEMENT BY AND BETWEEN THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER OF THE COMPANY.

FOR CANADIAN HOLDERS: UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) [ORIGINAL ISSUE DATE]; AND (II) THE DATE THE ISSUER BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT ALL OF THE SHARES INTO WHICH THIS SECURITY MAY BE EXERCISED OR CONVERTED, AS APPLICABLE, SHALL OTHERWISE BE SUBJECT TO THE TERMS AND CONDITIONS OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY AND THE AMENDED AND RESTATED BYLAWS OF THE COMPANY, IN EACH CASE AS MAY BE AMENDED, RESTATED OR REPLACED FROM TIME TO TIME.

Warrants exercisable for	Warrant Certificate # [●]
Up to [●] Shares of Common Stock	Issue Date: [●] (the “Issue Date”).
Expiry Date: July 31, 2028 (the “Expiry Date”).

SECURITIES PURCHASE WARRANTS

(the “Warrants”)

TERRESTRIAL ENERGY INC.,

a Delaware corporation

(the “Company”)

This is to certify that, for value received, [●] (the “Holder”) has the right to purchase from the Company, at the Exercise Price (as defined below) and upon and subject to the terms and conditions referred to herein, up to [●] shares of common stock of the Company (the “Common Stock”) on the basis of one (1) share of Common Stock for one (1) Warrant, subject to adjustment in connection with certain events, at any time during the Exercise Period.

Capitalized terms used in this Warrant Certificate that are not defined herein shall bear the meanings attributed to them in the subscription agreement between the Holder and the Company dated [Original Issue Date] (the “Subscription Agreement”), entered into in connection with the Unit Offering.

Section 1 Definitions

As used in this Warrant Certificate, the following terms have the following meanings:

“Applicable Market Price” means, as applicable, (i) in the event that (A) a SPAC Transaction occurs prior to a Qualifying Financing and (B) Warrants are exercised following the SPAC Closing Date, the price per share of the Resulting Issuer Stock upon the listing of such stock, provided appropriate adjustments are made to the number of shares of Common Stock issuable in connection with such exercise and to the Exercise Price, in each case pursuant to Section 3, as applicable, (ii) in the event that (A) a Qualifying Financing occurs prior to a SPAC Transaction, and (B) the Warrants are exercised following the completion of such Qualifying Financing, the price per share of the issue price of the Common Stock or preferred stock of the Company issued in connection with such Qualifying Financing, and (iii) with respect to any Warrants exercised at any time during the Exercise Period prior to a SPAC Transaction or a Qualifying Financing, the Fair Market Price.

“Business Day” means any day on which commercial banks in New York, New York are required by applicable law to be open for business.

“Cashless Exercise” has the meaning specified in Section 5.

“Cashless Exercise Option” has the meaning specified in Section 5.

“Cash Payment Subscription Form” has the meaning specified in Section 2(1)(a).

“Cashless Subscription Form” has the meaning specified in Section 2(1)(b)(i).

“Common Stock” has the meaning specified in the preamble to this Warrant Certificate.

“Corporate Event” means the earlier of (i) the closing of a SPAC Transaction, (ii) the completion of a Qualifying Financing or (iii) the closing of an IPO.

“Directors’ Market Price” means the fair market value of the Common Stock on the Business Day prior to the applicable exercise date of the Warrant(s) as determined in good faith by the Company’s board of directors.

“Exercise Period” means the period commencing on the Issue Date and ending at 4:30 p.m. (Eastern Time) on the Expiry Date.

“Exercise Price” means US$100 per share, subject to adjustment as provided herein.

“Exercise Subscription Forms” has the meaning specified in Section 2(1)(b)(i).

“Expiry Date” has the meaning specified in the preamble to this Warrant Certificate.

“Fair Market Price” means (i) if the Company’s stock is listed on a Recognized Exchange, the per share price equal to the average closing price of the Company’s stock for the five (5) trading days prior to the applicable exercise date of the Warrant(s); (ii) if the Company’s stock is not listed on a Recognized Exchange, but is traded in any over-the-counter market, the average closing price of the Company’s stock for the five (5) trading days prior to the applicable exercise date of the Warrant(s); (iii) with respect to the exercise of any Warrant(s) exercised in connection with an IPO, the issue price per share of the Company’s stock as specified in the final prospectus filed in connection with such IPO; and (iv) if the Company’s securities are not publicly traded, the Directors’ Market Price, as applicable.

“IPO” means an initial public offering that closes prior to the Expiry Date, whether on a treasury or secondary basis, resulting in the holding of equity of the Company, directly or indirectly, by the public, or a transaction giving rise to a stock market listing or over-the-counter quotation of equity of the Company, directly or indirectly, and includes an amalgamation, securities exchange take-over bid or other transaction having a similar result, and an offering of units of an income trust or similar offering where the trust, directly or indirectly, owns equity of the Company, and which, for greater clarity, shall in no event include a SPAC Transaction or any offering of securities following the completion of a SPAC Transaction.

“IPO Securities” means the securities listed on a Recognized Exchange upon the closing of an IPO.

“Issue Date” has the meaning specified in the preamble to this Warrant Certificate.

“Lock-Up Agreement” means the lock-up agreement to be entered into by the Holder and the Resulting Issuer or, in the case of an IPO, the Company, in connection with a SPAC Transaction or IPO, as applicable, restricting the Holder from selling, assigning, transferring, disposing of, alienating, granting a security interest in, encumbering in any way or otherwise conveying the Warrants, and the securities issuable upon the exercise of such Warrants, as applicable, or from entering into any agreement to do any of the foregoing from the (i) SPAC Closing Date or (ii) closing date of the IPO, as applicable, until the Lock-Up Expiry Date, which shall provide for terms substantially similar to the lock-up agreement, including with respect to the Lock-Up Expiry Date provided thereunder, to be entered into by the directors and officers of the Company in connection with such SPAC Transaction or IPO, as the case may be.

“Lock-Up Expiry Date” means the earliest expiry date of the “black-out” periods under which locked-up shareholders of the Company, including the directors and officers of the Company, required to enter into customary lock-up agreements pursuant to a SPAC Transaction or an IPO are restricted from trading Resulting Issuer Stock or IPO Securities, as the case may be.

“Qualifying Financing” means the completion of an offering (whether in one or more closings) of the Common Stock or preferred stock of the Company following the date hereof, but prior to the Expiry Date, which raises, in the aggregate, a minimum of US$50 million of cash proceeds, excluding (i) the amount raised in connection with the Unit Offering and (ii) any amounts raised by the Company in connection with a proposed SPAC Transaction, including from any sponsor of the SPAC or its affiliates (or pursuant to their proprietary third-party relationships) in connection with such proposed SPAC Transaction.

“Recognized Exchange” means the Nasdaq, the New York Stock Exchange, the Toronto Stock Exchange, the London Stock Exchange, the Hong Kong Stock Exchange, the Paris Stock Exchange, the Frankfurt Stock Exchange or the Oslo Stock Exchange, as applicable.

“Resulting Issuer” has the meaning specified in the definition of “SPAC Transaction” in this Section 1.

“Resulting Issuer Stock” means the common stock of the Resulting Issuer listed on a Recognized Exchange on a SPAC Closing Date.

“SPAC” means a publicly held special purpose acquisition company, formed for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

“SPAC Closing Date” means the date of the closing of a SPAC Transaction.

“SPAC Consideration” has the meaning specified in Section 3(1).

“SPAC Transaction” means a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination involving, directly or indirectly, the Company and the SPAC, in each case that is consummated prior to the Expiry Date and pursuant to which (i) the equity securities of the Company are converted, exchanged for or otherwise disposed for capital stock of such special purpose acquisition company (including the parent of or the resulting entity whose equity securities are publicly held following the closing of such transaction, a “Resulting Issuer”) and/or cash, (ii) such Resulting Issuer is obligated to cause the securities issued to the shareholders in such business combination to be registered pursuant to an effective registration statement or qualified by a prospectus for which a receipt or similar document is issued by a securities commission or similar applicable regulatory body to enable the sale of such securities to members of the public, and (iii) the stock of such Resulting Issuer that is issued in such transaction are listed on a Recognized Exchange.

“SPAC Warrant Certificate” has the meaning specified in Section 3(1).

“Unit Offering” means the private placement of units of the Company, with each such unit comprised of 8% secured convertible notes due 2026 and a warrant certificate in the form of this Warrant Certificate.

Section 2 Exercise Of Warrants.

(1)	Subject to the terms and conditions of this Warrant Certificate, each Warrant may be exercised at the Exercise Price during the Exercise Period subject to the accuracy of the investment representations as of the date of such exercise. The right to purchase the Common Stock may be exercised in whole or in part at the Exercise Price within the times set forth as follows:

(a)	if the Holder is paying the Exercise Price in cash, by:

(i)	completing and executing the subscription form attached as Schedule “A” (the “Cash Payment Subscription Form”) for the number of shares of Common Stock which the Holder wishes to purchase, in the manner therein indicated;

(ii)	surrendering this Warrant Certificate, together with the completed Cash Payment Subscription Form, to the Company at 9319 Robert D. Snyder Rd., Portal 316, Charlotte, North Carolina 28223 or such other address as the Company may direct by written notice; and

(iii)	paying the appropriate Exercise Price, denominated in U.S. dollars (US$), for the number of shares of Common Stock subscribed for, either by certified check or bank draft or money order payable to the Company.

(b)	if the Holder is paying for the Exercise Price in Warrants by way of the Cashless Exercise Option specified under Section 5, by:

(i)	completing and executing the subscription form attached as Schedule “B” (the “Cashless Subscription Form”, and together with the Cash Payment Subscription Form, the “Exercise Subscription Forms”) attached hereto for the number of shares of Common Stock which the Holder wishes to purchase, in the manner therein indicated; and

(ii)	surrendering this Warrant Certificate, together with the completed Cashless Subscription Form, to the Company at 9319 Robert D. Snyder Rd., Portal 316, Charlotte, North Carolina 28223 or such other address as the Company may direct by written notice.

(2)	Upon surrender and payment, the Company shall issue to the Holder the number of shares of Common Stock subscribed for and will deliver to the Holder, at the address set forth on the applicable Exercise Subscription Form, a certificate or certificates evidencing the number of shares of Common Stock subscribed for, as applicable, within five (5) Business Days of the date of actual surrender and payment. If, and only if, the Directors’ Market Price is the applicable Fair Market Price used to determine the number of shares of Common Stock issued pursuant to the exercise of the Warrants by way of the Cashless Exercise Option, the Company shall provide the Holder with a notice specifying the Directors’ Market Price within five (5) Business Days of the date of actual surrender of the Warrant Certificate.

(3)	If the Holder subscribes for a number of shares of Common Stock which is less than the number of shares of Common Stock permitted by this Warrant Certificate, the Company shall forthwith cause to be delivered to the Holder a further Warrant Certificate in respect of the balance of the Common Stock referred to in this Warrant Certificate not then being subscribed for. The Company shall not be required to issue an aggregate number of shares of Common Stock that results in any fractional shares of Common Stock being issued and the Holder shall not be entitled to any cash payment or compensation in lieu of a fractional share of Common Stock.

(4)	In the event that upon receiving a Cash Payment Subscription Form, the Company or Resulting Issuer determine in good faith that (i) the proposed exercise of this Warrant would require registration under applicable securities laws, (ii) such registration is not then in effect, and (iii) exercise of this Warrant on a cashless basis would not require such registration, then the Company shall notify the Holder of such determination and shall effect the exercise of this Warrant on a cashless basis pursuant to Section 5 unless the Holder elects to rescind such exercise.

Section 3 Exchange for SPAC Warrants in connection with a SPAC Transaction

(1)	From and after the SPAC Closing Date pursuant to a SPAC Transaction, upon any subsequent exercise of the Warrants, the Holder shall have the right to receive, for each share of the Common Stock that otherwise would have been issuable upon such exercise immediately prior to the occurrence of the SPAC Transaction, such number of shares of Resulting Issuer Stock and any additional consideration (collectively, the “SPAC Consideration”) receivable as a result of such SPAC Transaction by a holder of one (1) share of Common Stock prior to such SPAC Transaction. For purposes of any such exercise, the determination of the Exercise Price following the SPAC Closing Date shall be appropriately adjusted to apply to such SPAC Consideration based on the amount of SPAC Consideration issuable in respect of one (1) share of Common Stock in such SPAC Transaction, and the Company shall apportion the Exercise Price among the SPAC Consideration in a reasonable manner reflecting the relative value of any different components of the SPAC Consideration. The Company shall cause the Resulting Issuer in a SPAC Transaction in which the Company is not the surviving entity to assume in writing the obligations of the Company to issue Resulting Issuer Stock upon exercise of this Warrant and may, at the option of the Resulting Issuer, elect to deliver to the Holder in exchange for this Warrant Certificate a security of the Resulting Issuer evidenced by a written instrument (the “SPAC Warrant Certificate”) substantially similar in economic substance to this Warrant Certificate that is exercisable for a corresponding number of shares of capital stock of such Resulting Issuer equivalent to the number of shares of Common Stock issuable upon exercise of the unexercised Warrants under this Warrant Certificate exercisable prior to such SPAC Transaction, and with an exercise price which applies the Exercise Price hereunder to such shares of capital stock (but taking into account the relative value of the Common Stock pursuant to such SPAC Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of the unexercised Warrants outstanding immediately prior to the consummation of such SPAC Transaction). Upon the Resulting Issuer’s delivery of a SPAC Warrant Certificate exercisable for the number of shares of the Resulting Issuer Stock and an adjusted Exercise Price as set forth above, this Warrant Certificate shall automatically be cancelled and the Holder shall have no further rights hereunder. In the event that the Resulting Issuer is not organized under the law of a jurisdiction in the United States or the primary trading market of the Resulting Issuer is outside the United States, the SPAC Warrant Certificate may provide for governing law, jurisdiction, venue, and ministerial and administrative provisions that the Resulting Issuer determines appropriate. Upon the occurrence of any such SPAC Transaction, the Resulting Issuer shall succeed to, and be substituted for (so that from and after the date of such SPAC Transaction, the provisions of this Warrant Certificate referring to the “Company” shall refer instead to the Resulting Issuer), and may exercise every right and power of the Company as if such Resulting Issuer had been named as the Company herein. Following the SPAC Closing Date, the terms “Company” and “Common Stock” as used herein shall refer to the Resulting Issuer and the Resulting Issuer Stock, respectively, unless the context otherwise requires.

(2)	If necessary, as a result of any SPAC Transaction, appropriate adjustments will be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant Certificate will thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any SPAC Warrant Certificate or other securities thereafter deliverable pursuant to Section 3(1). Pursuant to Section 3(1), the Company will seek, acting in good faith, to make adjustments with respect to the issuance of a SPAC Warrant Certificate in connection with a SPAC Transaction as it considers necessary and equitable. If at any time a dispute arises with respect to adjustments provided for in connection with the issuance of a SPAC Warrant Certificate, such dispute will be conclusively determined by the auditors of the Company or, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Company and any such determination, absent manifest error, will be binding upon the Company, the Holder and shareholders of the Company. The Company will provide such auditors or accountants with access to all necessary records of the Company and fees payable to such accountants or auditors will be paid by the Company.

(3)	Notwithstanding any other provision hereof, the Company shall not be required to issue the Common Stock or, using commercially reasonable efforts, cause the Resulting Issuer Stock to be issued, as the case may be, if the Holder has not executed and delivered a Lock-Up Agreement prior to the closing of the IPO or SPAC Closing Date, as the case may be, or has violated the terms of the Lock-Up Agreement in any material respect.

Section 4 Capital Reorganization

(1)	If there shall be, prior to the exercise of the Warrants, any (a) reorganization of the authorized capital of the Company by way of consolidation, merger, sub-division, amalgamation, arrangement, reclassification or otherwise, including in connection with a SPAC Transaction; (b) the payment of any stock dividends (other than in the ordinary course of business); (c) a special distribution or rights offering; (d) the change or exchange of the Common Stock or preferred stock of the Company into or with another security (other than the conversion of the Common Stock or preferred stock of the Company), including in connection with a SPAC Transaction; or (e) any similar event or transaction not specifically contemplated by the foregoing subsections (a), (b), (c), and (d), as determined by the Company in its sole discretion (in each case, a “Capital Reorganization”), then there shall automatically be an adjustment, as applicable, in (i) the number and, if applicable, type of securities which may be issued pursuant to this Warrant Certificate, and (ii) the Exercise Price for such securities, such that the rights under this Warrant Certificate following such adjustment shall thereafter be as reasonably as possible equivalent to the rights originally granted hereby and such that the Holder, upon exercise of this Warrant Certificate following the effective date of the Capital Reorganization, shall receive the number and type of securities the Holder would have been entitled to receive if, on the effective date thereof, the Holder had been the registered holder of the number of shares of Common Stock which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants.

(2)	Pursuant to the foregoing, the Company will make adjustments in connection with a Capital Reorganization as it considers necessary and equitable, acting in good faith. If at any time a dispute arises with respect to adjustments provided for in connection with a Capital Reorganization, such dispute will be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Company and any such determination, absent manifest error, will be binding upon the Company, the Holder and shareholders of the Company. The Company will provide such auditors or accountants with access to all necessary records of the Company and fees payable to such accountants or auditors will be paid by the Company.

Section 5 Cashless Exercise of Warrants

(1)	Notwithstanding anything to the contrary contained herein, and provided that the Warrants could otherwise be exercised in accordance with the terms hereof, the Holder may elect to exercise the Warrants, in whole or in part, without payment of the aggregate Exercise Price due on such exercise (a “Cashless Exercise Option”) in the manner set out in this Section 5, as applicable. If the Holder elects the Cashless Exercise Option, the Holder shall provide written notice of the election to the Company in the form of the Cashless Subscription Form. Upon actual receipt by the Company of a Cashless Subscription Form, a certificate or confirmation of book entry registration (as directed by the Holder) for the appropriate number of shares of Common Stock will be delivered to the person(s) in whose name(s) the Common Stock subscribed for is to be issued within five (5) Business Days of receipt of the Cashless Subscription Form, such person(s) shall become a holder in respect of such shares of Common Stock with effect from the date of such exercise, and, unless this Warrant Certificate has expired, a new Warrant Certificate representing the unexercised balance of the Warrants, if any, or all of the Warrants evidenced by this Warrant Certificate having been exercised will also be issued to the Holder within such time.

(2)	The number of shares of Common Stock to be issued to the Holder pursuant to a Cashless Exercise Option shall be determined as follows (provided, for the avoidance of doubt, that if the following calculation results in a negative number, then no Common Stock shall be issuable via the Cashless Exercise Option):

X =	Y x (A-B)
A

Where:	X = the number of shares of Common Stock to be issued to the Holder upon exercising the Warrants;

Y = the number of Warrants being exercised;

A = the Applicable Market Price per share of the Common Stock; and

B = the Exercise Price of the Warrants.

(3)	To the extent that this Warrant Certificate is not previously exercised in full by the Holder on or prior to the Expiry Date, and if the Applicable Market Price per share of Common Stock is greater than the Exercise Price with respect to the Common Stock, any such portion of this Warrant Certificate that remains unexercised shall be exercised automatically in whole (and not in part) at the Expiry Date (with the Exercise Price satisfied pursuant to a Cashless Exercise Option in accordance with this Section 5), unless the Holder provides a written instruction to the Company to allow the Warrants to lapse without exercise at least three (3) days prior to the Expiry Date, and such instruction will result in the termination of this Warrant Certificate. To the extent this Warrant Certificate or any portion thereof is deemed automatically exercised pursuant to this Section 5(3), the Company agrees to promptly notify the Holder of the number of shares of Common Stock that the Holder is to receive by reason of such automatic exercise.

(4)	If the number of shares of Common Stock to be issued to the Holder exercising its Warrants on a cashless basis in accordance with Section 5(2) above results in a fractional number, the number of shares of Common Stock to be issued to the Holder shall be rounded down to the nearest whole number with compensation to the Holder therefor for the fractional share of Common Stock to be paid in accordance with Section 2.

Section 6 Notice

(1)	Upon completion of the applicable Corporate Event, the Company will promptly provide notice to the Holder within ten (10) Business Days of the completion of such Corporate Event.

(2)	Any notice given under this Certificate shall be given in writing and either delivered or mailed by prepaid post to the party to receive such notice at the address indicated below, or at such other address as any party may hereafter designate by notice in writing to each of the others:

(a)	to the Company at:

Terrestrial Energy Inc.
2730 W. Tyvola Road, Suite 100
Charlotte, North Carolina 28217
Attention: [●]
Email: [●]

Copied (which shall not constitute notice) to:

Terrestrial Energy (Ontario) Inc.

2275 Upper Middle Rd. East

Suite 201

Oakville, ON L6H 0C3

Attention: [●]

Email: [●]

Stikeman Elliott LLP

5300 Commerce Court West

199 Bay Street

Toronto, Ontario M5L 1B9

Attention: Kevin Smyth / Spencer Burger

Email: ksmyth@stikeman.com / sburger@stikeman.com

Bryan Cave Leighton Paisner LLP

One Atlantic Center

1201 W. Peachtree St., N.W.

14th Floor

Atlanta, Georgia 30309-3471

Attention: Amy Wilson / Jonathan Nesher

Email: amy.wilson@bclplaw.com / jonathan.nesher@bclplaw.com

(b)	to the Holder at the Holder’s address or e-mail address, in each case as specified under Section 19 (Notices) of the Subscription Agreement.

Any such communication shall be deemed to have been validly and effectively given if (i) personally delivered, on the date of such delivery if such date is a Business Day and such delivery was made prior to 4:00 p.m. (Eastern Time), otherwise on the next Business Day, (ii) transmitted by e-mail or similar means of electronic communication, on the Business Day following the date of transmission. Any party may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to the party at its changed address.

(3)	The Company shall give to the Holder at least ten (10) Business Days prior written notice (the “Notice”) of the date on which the books of the Company are to close or a record is to be taken in connection with any event which requires or might require an adjustment pursuant to (i) an IPO, (ii) a SPAC Transaction or (iii) a Capital Reorganization. The Notice shall specify the particulars of such Capital Reorganization, and, if determinable, the required adjustment to the Exercise Price and, if applicable, the type of security issuable upon the exercise of the Warrants, and the calculation of the adjustment to the Exercise Price. The Company hereby covenants and agrees that the register of transfers and share transfer books for the securities of the Company will be open, and that the Company will not take any action which might deprive the Holder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate during such ten (10) Business Day period, if applicable.

Section 7 Miscellaneous

(1)	If Warrants are exercised before the Expiry Date, the certificate representing the Common Stock issued in connection with the exercise of any such Warrants will contain the following legend:

“FOR CANADIAN HOLDERS: UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) [ORIGINAL ISSUE DATE]; AND (II) THE DATE THE ISSUER BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN AND PROVINCIAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) WITHIN THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO CLAUSE (C)(2) OR (D) ABOVE, A LEGAL OPINION SATISFACTORY TO THE COMPANY MUST FIRST BE PROVIDED.

THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITY REPRESENTED HEREBY IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SUBSCRIPTION AGREEMENT BY AND BETWEEN THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER OF THE COMPANY.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY AND THE AMENDED AND RESTATED BYLAWS OF THE COMPANY, IN EACH CASE AS MAY BE AMENDED, RESTATED OR REPLACED FROM TIME TO TIME.”

(2)	This Warrant Certificate may not be sold, assigned or transferred without the prior written approval of the Company. For the avoidance of doubt, this Warrant Certificate may be assigned to a Resulting Issuer in connection with a SPAC Transaction or the surviving corporation in connection with a Capital Reorganization, as applicable, without the consent of the Holder.

(3)	The holding of this Warrant Certificate does not constitute the Holder as a shareholder of the Company. In the absence of the exercise of this Warrant Certificate, no provisions of, and no enumeration of the rights or privileges of the Holder in this Warrant Certificate will cause the Holder to be a shareholder of the Company for any purpose. The Holder acknowledges that upon conversion of this Note for shares of the Company, such shares shall be subject to the Certificate of Incorporation and Bylaws of the Company, including the restrictions on transfer set forth therein to the extent applicable.

(4)	Nothing contained herein confers any right upon the Holder or any other person to subscribe for or purchase any Common Stock at any time subsequent to 4:30 p.m. (Eastern Time) on the Expiry Date, and from and after such time, this Warrant Certificate and all rights hereunder will be void.

(5)	This Warrant Certificate will be governed by, interpreted and enforced in accordance with the laws of the State of Delaware and the federal laws of the United States applicable therein. The Holder attorns and submits to the non-exclusive jurisdiction of the courts of the State of Delaware with respect to any matters arising out of this Warrant Certificate and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

(6)	Time will be of the essence hereof. If any provision of this Warrant Certificate is deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

(7)	This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by an authorized signatory of the Company as of the ___ day of _______________, 2024.

TERRESTRIAL ENERGY INC.

By:
	Name:	Simon Irish
	Title:	Chief Executive Officer

Schedule “A”

CASH PAYMENT SUBSCRIPTION FORM

To: Terrestrial Energy Inc., a Delaware corporation (the “Company”)

And to: The directors of the Company

Pursuant to the warrant certificate of the Company dated [●] (the “Warrant Certificate”), the undersigned (the “Subscriber”) hereby subscribes for and agrees to take up _____shares of common stock in the capital of the Company (the “Common Stock”), at a price of $_____ per share of Common Stock, for the aggregate sum of $_____ (the “Subscription Funds”), and encloses herewith a certified check, bank draft or money order payable to the Company in full payment of the Common Stock.

In connection with this exercise of warrants pursuant to the Warrant Certificate, the Subscriber represents that the representations set forth in Sections 6 and Section 7 of Subscription Agreement (as defined in the Warrant Certificate), as applicable, are true and correct as of the date set forth below.

Unless the Company consents in its sole discretion, the Common Stock will be allotted to, issued to, and registered in the name of the Holder of the Warrant Certificate. The Company may require additional documentation and representations to issue the Common Stock to any other person.

The Subscriber hereby requests that upon receipt of the Subscription Funds by the Company:

(a)	the Common Stock be allotted to the person set out under the registration directions shown below;

(b)	the name and address of the person set out under the registration directions shown below be entered in the registers of securityholders of the Company;

(c)	the Common Stock be issued to the person set out under the registration directions shown as fully paid and validly issued; and

(d)	a certificate representing the Common Stock be registered in accordance with the registration directions shown below, as applicable.

Dated this _______ day of ______________, __________.

DIRECTION AS TO REGISTRATION:

(Name and address exactly as you wish them to appear on the stock certificate representing the Common Stock and in the register of securityholders.)

Full Address:

Full Name (subject to Company consent if different from Subscriber):

Signature of Subscriber:

NOTE: The signature to this Subscription Form must correspond with the name as recorded on the Warrant Certificate accompanying this Subscription Form in every particular without alteration or enlargement or any change whatever.

Schedule “B”

CASHLESS SUBSCRIPTION FORM

To: Terrestrial Energy Inc., a Delaware corporation (the “Company”)

And to: The directors of the Company

Pursuant to the warrant certificate of the Company dated [●] (the “Warrant Certificate”), the undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for and agrees to take up _______________ shares of common stock in the capital of the Company (the “Common Stock”) on a cashless basis pursuant to Section 5 of the Warrant Certificate, as calculated in accordance with the formula set out in Section 5(2) of the Warrant Certificate.

In connection with this exercise of warrants pursuant to the Warrant Certificate, the Subscriber represents that the representations set forth in Sections 6 and Section 7 of the Subscription Agreement (as defined in the Warrant Certificate), as applicable, are true and correct as of the date set forth below.

Unless the Company consents in its sole discretion, the Common Stock will be allotted to, issued to, and registered in the name of the Holder of the Warrant Certificate. The Company may require additional documentation and representations to issue the Common Stock to any other person.

The Subscriber hereby requests that upon receipt of the Subscription Funds by the Company:

(a)	the Common Stock be allotted to the person set out under the registration directions shown below;

(b)	the name and address of the person set out under the registration directions shown below be entered in the registers of securityholders of the Company;

(c)	the Common Stock be issued to the person set out under the registration directions shown as fully paid and validly issued; and

(d)	a certificate representing the Common Stock be registered in accordance with the registration directions shown below, as applicable.

Dated this _______ day of ______________, __________.

DIRECTION AS TO REGISTRATION:

(Name and address exactly as you wish them to appear on the stock certificate representing the Common Stock and in the register of securityholders.)

Full Address:

Full Name (subject to Company consent if different from Subscriber):

Signature of Subscriber:

NOTE: The signature to this Subscription Form must correspond with the name as recorded on the Warrant Certificate accompanying this Subscription Form in every particular without alteration or enlargement or any change whatever.